RECISSION AGREEMENT.

This Recission is effective as of May 15, 2000 by and between E-VEGAS.COM, INC. (hereinafter "E-VEGAS') and VOIP TELECOM INC.
formerly PRESIDENTS TELECOM, INC. (hereinafter VOIP); collectively the Parties.

Whereas, the parties entered into a letter of Intent on 28th September, 1999 and entered Into a purchase agreement ("the Agreement") on the 2 day of October 1999, for purposes of purchasing 100% of a Costa Rican corporation Global E-COMM, S.A. wholly owned and operated by E-Vegas.COM. Inc,, subject to the terms and conditions of the Agreement, Global E-COMM, S.A. was acquired by the transfer of the issued and outstanding shares of the company.

Whereas, as a result of certain issues between the respective companies, E-VEGAS and VOIP, it was determined that the transaction should be rescinded, Now therefore, in consideration of the above recitals and the mutual promises and conditions In this Agreement.
And other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged the parties agrees as follows:
1/	VOIP shall return to E-VEGAS, 100% of the issued and outstanding shares of common stock of Global E-COMM, SA.
2/	E-VEGAS shall return to VOIP the amount of 10,000,000 common shares of that company which represented the purchase price and acquisition costs of Global E-COMM,S.A.
3/	E-VEGAS will  provide remuneration to VOIP representing the
operating loss and all funds advanced to Global E-COMM, S.A.
from date of acquisition 2 October 1999.
4/	Authority to Execute:	The parties hereby represent that they
have the authority to execute this Agreement.


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5/	Entire Agreement:	This  Agreement contains the entire Agreement of
the parties relating to the rights granted and the obligations assumed in this instrument and supersedes any oral or prior written agreements between the parties. Any oral representations or modifications representing this agreement shall be of no force or effect unless contained in a subsequent written modification signed by the party to be charged.
6/	Arbitration:		Any controversy or claim arising out of, or relating to,
this agreement or the making, performance, or Interpretation thereof, shall be submitted to a panel of three (3) arbitrators. The arbitration shall comply with and be governed by the provisions of the American
Arbitration Association, or such Association as may be mutually agreed to- The panel of arbitrators shall be composed of two (2) members chosen by each party and one (1) member chosen by the arbitrators previously selected. The findings of such arbitrators shall be conclusive and binding on the parties hereto. The cost of arbitration shall be borne by the losing party or in such proportions as the arbitrator shall conclusively decide.
7/	Counterparts: The parties may execute this Agreement in two (2) or more
Counterparts, which shall be deemed an original Instrument as to each party who has signed it.
8/	Attorneys Fees and Costs. In the event that suit be brought hereon. Or an attorney be employed or expenses be incurred to compel performance, the parties agree that the prevailing party therein be entitled to reasonable attorney's fees.
9/	Governing Law:	The formation, construe6on, and performance of this
agreement shall be construed in accordance with the laws of Nevada.
10/	Notice.	Any notice, request demand or other communication required
or permitted hereunder or required by law shall be in writing and shall be effective on delivery of the same in person to the intended addressee, or upon deposit of the same with an overnight courier service for
                             Page 3

delivery to the intended addressee at its address shown herein, or upon deposit of the same in the United States mail, postage prepaid, certified or registered mail, return receipt requested, sent to the intended addressee at its address shown herein. The address of any party to this agreement may be changed by written notice of such address given in accordance herewith and actually received by the other parties at least ten (10) days in advance of the date upon which such change of address shell be effective

IN WITNESS WHEREOF, the parties have entered into This agreement on the date first above written,




/s/ Edward Gallagher	                /s/  Alexander Anderson
Edward Gallagher, President	         Alexander Anderson, President
E-VEGAS.COM, INC.	                   VOIP TELECOM, INC.